SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003


                            EMERGISOFT HOLDING, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       33-30743                                          84-1121360
 ----------------------                          ----------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                                  2225 Avenue J
                             Arlington, Texas 76006
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 633-6665

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     Christopher Assif, one of our directors, resigned as a member of our Board of Directors effective October 15, 2003.

     Until the vacancy on our Board created by Mr. Assif's resignation is filled, Ash Huzenlaub, Jeff McCurdy, Jim Ross and Jason Sear will continue to serve as our four member Board of Directors.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 15,2003               EMERGISOFT HOLDING, INC.
                                     (Registrant)



                                     By:________________________________________
                                           Ann Crossman, Director of Finance


                                       2